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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. ______)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss. 240.14a-12

                            Equitable Financial Corp.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)    Title of each class of securities to which transaction applies:
      N/A
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2)    Aggregate number of securities to which transaction applies:
      N/A
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3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      N/A
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4)    Proposed maximum aggregate value of transaction:
      N/A
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5)    Total Fee paid:
      N/A
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[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
            N/A
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      2)    Form, Schedule or Registration Statement No.:
            N/A
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      3)    Filing Party:
            N/A
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      4)    Date Filed:
            N/A
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                     [Equitable Financial Corp. Letterhead]



October 20, 2006



Dear Equitable Financial Corp. Shareholder:

      We recently mailed you proxy material in connection with our upcoming Annual Meeting of Shareholders to be held on November 14, 2006. According to our records, we have not yet received your proxy.

      IT IS VERY IMPORTANT that your shares be voted, regardless of the number of shares you own.

      Please take a moment to VOTE your shares by returning your proxy in the
                              ----
envelope provided. If your shares are held with a broker or bank, you can also vote by telephone or the internet by following the enclosed instructions. OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A "FOR" VOTE ON ALL PROPOSALS.

      Please disregard this letter if you already voted your shares. Thank you for your cooperation and support.


Sincerely,

/s/ Richard L. Harbaugh
-----------------------
Richard L. Harbaugh
PRESIDENT AND CHIEF EXECUTIVE OFFICER


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                                                    REVOCABLE PROXY
                                                EQUITABLE FINANCIAL CORP.

      /X/  PLEASE MARK VOTES                                                                                              FOR ALL
      ---  AS IN THIS EXAMPLE                                                                            FOR    WITHHOLD   EXCEPT

   ANNUAL MEETING OF SHAREHOLDERS                       1.    The election as directors of all
          NOVEMBER 14, 2006                                   nominees listed below (except as            ____      ____     ____
                                                              marked to the contrary below).             /___/     /___/    /___/
The  undersigned  hereby  appoints  Richard L. Harbaugh,
Dr. Jonas A. Proffitt and  Gary  Kruse, and each of them,
with full power  of  substitution,  to act as  proxies        PAMELA L. PRICE, DOUGLAS J. REDMAN AND BENEDICT P. WASSINGER, JR.
for  the undersigned and to vote all  shares  of  common
stock of Equitable Financial Corp. that the undersigned
is entitled to vote at the annual meeting of shareholders,
to be  held  on November 14, 2006 at 10:00 a.m. local time,
at  The Yancey, Commons Room, 123 North Locust Street,
Grand Island, Nebraska and at any and all  adjournments
thereof, as indicated on this proxy card.
                                                        INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                                                        MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE
                                                        PROVIDED BELOW.

                                                        --------------------------------------------------------------------------


                                                                                                         FOR    AGAINST   ABSTAIN

                                                        2.    The approval of the Equitable
                                                              Financial Corp. 2006 Equity                 ____      ____     ____
                                                              Incentive Plan.                            /___/     /___/    /___/




                                                                                                         FOR    AGAINST   ABSTAIN

                                                        3.    The ratification of the appointment
                                                              of Crowe Chizek and Company LLC as          ____      ____     ____
                                                              the independent registered public          /___/     /___/    /___/
                                                              accountants of Equitable Financial
                                                              Corp. for the year ending June 30,
                                                              2007.


                                                                          Your Board of Directors Recommends a Vote "FOR"
                                                                           each of the nominees and the listed proposals.

                                                         THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED AS DIRECTED
                                                         BY THE UNDERSIGNED SHAREHOLDER.  IF NO INSTRUCTIONS ARE SPECIFIED, THIS
                                                         PROXY  WILL BE  VOTED  "FOR" ALL OF THE PROPOSALS LISTED.  THIS PROXY ALSO
                                        ----------       CONFERS DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO THE ELECTION OF ANY
Please be sure to sign and date        /  Date   /       PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE
this Proxy in the box below.           ----------        WILL NOT SERVE AND WITH RESPECT TO ANY OTHER BUSINESS THAT MAY PROPERLY
                                                         COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.
           ----------

/------------------------------------------------------/
/                                                      /
/------------------------------------------------------/

                            DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE-PAID ENVELOPE PROVIDED.

                                                       EQUITABLE FINANCIAL CORP.
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                                          THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

     Please sign  exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                                     PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                                            IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
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IF YOUR ADDRESS HAS CHANGED,  PLEASE  CORRECT THE ADDRESS IN THE SPACE  PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE
ENVELOPE PROVIDED.

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